(2_FIDELITY_LOGOS)FIDELITY ADVISOR

(REGISTERED TRADEMARK)
KOREA FUND, INC.
ANNUAL REPORT
SEPTEMBER 30, 1998
CONTENTS


PRESIDENT'S MESSAGE          3   Ned Johnson on investing strategies.

FUND TALK                    4   The manager's review of fund
                                 performance, strategy and outlook.

INVESTMENT CHANGES           7   A summary of major shifts in the fund's
                                 investments over the past six months.

INVESTMENTS                  8   A complete list of the fund's investments
                                 with their market values.

FINANCIAL STATEMENTS         12  Statements of assets and liabilities,
                                 operations, and changes in net assets,
                                 as well as financial highlights.

NOTES                        16  Notes to the financial statements.

REPORT OF INDEPENDENT        20  The auditors' opinion.
ACCOUNTANTS

DIVIDENDS AND DISTRIBUTIONS  21  Dividend reinvestment and
                                 cash purchase plan.

OTHER FUND INFORMATION       23  Changes and updates.


NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE
INVESTMENT COMPANY ACT OF 1940
THAT FROM TIME TO TIME THE FUND MAY PURCHASE AT MARKET PRICES SHARES OF ITS COMMON STOCK IN THE
OPEN MARKET.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION
INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED
IN THE REPORT.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR STOCKHOLDER:
The stock and bond markets continued to be influenced by competing factors as the third quarter of 1998 ended. On the one hand, low inflation, low unemployment and moderate growth in the U.S. economy provided a foundation for positive returns. But growing concerns about U.S. corporate earnings, combined with fears about the health of the economies and financial markets in Japan, Russia and many emerging markets, led to a continuation of the volatility that has marked most of the year.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Hokeun Chung, Portfolio Manager of Fidelity Advisor Korea Fund, Inc.
Q. HOW DID THE FUND PERFORM, HOKEUN?
A. For the 12-month period that ended September 30, 1998, the fund had a total return of -49.45%, based on net asset value. For comparison, the Korea Stock Exchange Composite Price Index (KOSPI) returned -67.84% over the same period. In terms of the fund's market value return - which represents gains or losses in the fund's share price - the fund returned -50.00% during the period.
Q. WHAT PRIMARY FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE
PERIOD?
A. It's been a volatile and difficult period for the South Korean economy. South Korea continued to struggle through much of the period with currency problems and the threat of defaulting on its foreign debt obligations. Toward the end of 1997, the International Monetary Fund, or IMF, stepped in and restructured the country's debt. The market rallied at the beginning of 1998 after the IMF agreement, spurring hopes that South Korea's bankruptcy problems were behind it. During the second and third quarters of 1998, however, the market again suffered in the wake of declining export volumes, ongoing corporate bankruptcies and negative investor sentiment toward Asia and emerging markets.
Q. IN THE LAST REPORT YOU TALKED ABOUT ECONOMIC REFORMS IN KOREA AND THE IMPACT OF THE IMF AGREEMENT. ARE THESE REFORMS HAVING ANY POSITIVE EFFECT?
A. It is premature to say. Toward the end of last year, the economic situation in South Korea was very precarious. Since the IMF stepped in, the government in Seoul has made currency stabilization a priority and converted the majority of its short-term debt to long-term. Prior to the IMF agreement, approximately 70% of the country's total debt was short-term; after the restructuring, it represented approximately 30% of outstanding debt obligations. The government also expressed its commitment to stimulate economic growth by lowering interest rates. While not directly related to economic reforms, Korea also experienced a substantial increase in its trade account surplus. Primarily due to low imports, foreign reserves increased from approximately $20 billion at the beginning of the period to roughly $46 billion - a near record-high level. While these positive developments have eliminated the near-term possibility of government default and the currency has stabilized, they are not an absolute cure. The government has subsequently removed currency fluctuation limitations. Most of the improvement in the trade account surplus was due to lower imports. The economy has not seen an increase in exports. In addition, there is cause to be concerned about bankruptcies, the health of individual companies and the impact of the economic crisis in Asia.
Q. WIDESPREAD CORPORATE BANKRUPTCIES HAVE PLAGUED THE SOUTH KOREAN ECONOMY FOR SOME TIME NOW. WHAT IS THE CURRENT ENVIRONMENT?
A. In general, Korean corporations still have huge debt levels and the number of bankruptcies continued to rise until about two months ago. The level of bankruptcies started to decline as the government put more money into the economy, borrowing restrictions became more lenient and interest rates were lowered. However, high corporate debt levels remain a problem with many banks, financial institutions and other corporations. As a result, while there are some positive signs, I have positioned the fund defensively and focused on companies with low debt levels and solid balance sheets.
Q. A REVIEW OF THE FUND'S HOLDINGS INDICATES THAT YOU HAVE NOT MADE MANY CHANGES TO THE TOP POSITIONS. IN ADDITION, OVER 40% OF THE FUND'S ASSETS REMAIN IN THE TOP FIVE HOLDINGS. WHAT IS YOUR REASON FOR THIS?
A. There are a couple of reasons for this strategy. First, given the extreme bearish sentiment in Korea, I took a very cautious, bottom-up approach to my stock picking. My research led me to a small number of companies that had attractive balance sheets and solid business prospects. Companies such as Pohang Iron & Steel, Samsung Fire & Marine, Suheung Capsule and Medison are examples of companies that remained in the top holdings because they met these criteria. The total number of holdings in the fund was further limited because the Korean economy is very dependent upon exports to support earnings, which is why I focused on companies with solid international business and growing export results. Second, in the wake of widespread bankruptcies, I wanted to minimize the fund's exposure to the broader Korean stock market decline, so I concentrated on a small number of companies with positive business fundamentals.
Q. WERE THERE ANY BRIGHT SPOTS IN THIS UNCERTAIN ECONOMIC BACKDROP? WHAT STOCKS WERE THE MAIN DETRACTORS FROM PERFORMANCE?
A. The fund's second-largest holding - Medison - performed well for the fund. The company is considered a world-class technology leader in the ultrasound medical equipment market. Medison generates approximately 70% of its revenues from exports and is a non-commodity related business, a plus given that in this uncertain economic environment commodities were one of the hardest hit sectors in Korea. While the fund was underweighted in its holdings of Korea Electric Power relative to the KOSPI index, the stock performed well during the period. The company was viewed as a safe haven for many investors because it is government-owned with no chance of bankruptcy. I took advantage of some price weakness during the past six months to increase the fund's holdings in this stock. On the other hand, the fund's position in Lg Electronics hurt performance because the company's U.S. subsidiary, Zenith, was on the verge of bankruptcy, causing concern about the impact on Lg Electronic's business. In general, the steep decline in the value of the Korean currency - the won - hurt profits for the majority of Korean companies.
Q. WHAT'S YOUR OUTLOOK, HOKEUN?
A. I'm still very cautious about the Korean market. While the government is more aware of the problems the economy is facing and the possibility of government debt default has been greatly reduced this year, it may still take a while for government reforms to have an impact. Concerns about the level of bankruptcies and corporate debt also linger. In this uncertain environment, my focus will be to minimize risks to the fund by investing in companies with stable cash flows, the best earnings outlooks and solid business fundamentals.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

HOKEUN CHUNG ON THE KOREAN
MARKET'S RELATIONSHIP TO THE
YEN/DOLLAR EXCHANGE RATES:
"The Korean financial market is very
sensitive to yen/dollar exchange
rates because Korea is primarily
an export-driven economy, and its
companies compete directly with
Japanese firms for business and
market share. A strong yen equals a
strong Korean economy because it
makes Korean products cheaper
than comparable Japanese
products, giving Korean exporters
price advantages. Seoul recently
removed currency fluctuation
limitations - allowing the won
to fluctuate freely. As a result, the
yen weakened against the won and
other major currencies during the
second and third quarters of this
year. While we may begin to see the
benefits of a free-floating exchange
rate over the long term, this change
recently has created a difficult
environment for Korean products
and put further pressures on the
Korean stock market."
FUND FACTS
GOAL: to achieve long-term
capital appreciation through
investments in equity and debt
securities of Korean issuers
FUND NUMBER: 603
TRADING SYMBOL: FAK
START DATE: October 31, 1994
SIZE: as of September 30, 1998,
more than $22 million
MANAGER: Hokeun Chung, since
1996; joined Fidelity in 1994
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF SEPTEMBER 30, 1998

                                         % OF FUND'S   % OF FUND'S INVESTMENTS
                                         INVESTMENTS   IN THESE STOCKS
                                                       6 MONTHS AGO

Korea Electric Power Corp.                11.7          7.0

Medison Co. Ltd.                          9.4           6.2

Samsung Electronics Co. Ltd.              7.8           9.5

Suheung Capsule Co. Ltd.                  7.1           6.2

Samsung Fire & Marine Insurance           6.3           9.5

Pohang Iron & Steel Co. Ltd.              5.2           4.2

Youngone Corp.                            4.7           6.1

Dae Duck Electronics Co. Ltd.             4.5           2.9

S1 Corp.                                  4.1           3.8

Sindoricoh Co. Ltd.                       4.0           3.2



TOP TEN MARKET SECTORS AS OF SEPTEMBER 30, 1998

                                                 % OF FUND'S   % OF FUND'S INVESTMENTS
                                                 INVESTMENTS   IN THESE MARKET SECTORS
                                                               6 MONTHS AGO

TECHNOLOGY                                        20.4          23.3

HEALTH                                            17.9          14.1

UTILITIES                                         14.2          9.2

FINANCE                                           11.2          15.0

BASIC INDUSTRIES                                  11.2          10.3

DURABLES                                          7.2           12.3

NONDURABLES                                       4.7           2.6

SERVICES                                          4.1           3.8

INDUSTRIAL MACHINERY & EQUIPMENT                  1.7           1.3

ENERGY                                            1.1           1.5




INVESTMENTS SEPTEMBER 30, 1998

Showing Percentage of Total Value of Investment in Securities



COMMON STOCKS - 96.3%

                                                  SHARES                 VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.8%

SHIP BUILDING & REPAIR - 0.8%

Hyundai Heavy Industries Co. Ltd.                  12,000                $ 179,471

BASIC INDUSTRIES - 11.2%

CHEMICALS & PLASTICS - 5.6%

Honam Petrochemical Corp.                          15,000                 85,961

Korea Fine Chemical Co. Ltd.                       1,500                  34,514

Lg Chemical Ltd.                                   80,000                 518,281

Rifa Industrial Co.                                30,000                 199,101

Youl Chon Chemical Co.                             22,000                 463,491

                                                                          1,301,348

IRON & STEEL - 5.2%

Pohang Iron & Steel Co. Ltd.                       30,245                 1,198,817

PAPER & FOREST PRODUCTS - 0.4%

Hansol Paper Co. Ltd.                              20,000                 89,448

TOTAL BASIC INDUSTRIES                                                    2,589,613

CONSTRUCTION & REAL ESTATE - 0.6%

BUILDING MATERIALS - 0.6%

Hankuk Glass Industry Co. Ltd.                     10,000                 136,617

DURABLES - 7.2%

AUTOS, TIRES, & ACCESSORIES - 0.1%

Hyundai Motor Co. Ltd.                             2,000                  17,473

CONSUMER ELECTRONICS - 2.4%

Lg Electronics, Inc.                               50,000                 408,053

Saehan Precision Co. Ltd.                          12,500                 137,516

                                                                          545,569

TEXTILES & APPAREL - 4.7%

Youngone Corp.                                     47,000                 1,096,638

TOTAL DURABLES                                                            1,659,680

ENERGY - 1.1%

OIL & GAS - 1.1%

Ssangyong Oil Refining                             30,000                 252,382

COMMON STOCKS - CONTINUED

                                                  SHARES                 VALUE (NOTE 1)

FINANCE - 11.2%

BANKS - 1.9%

Hana Bank                                          43,747                $ 158,851

Housing & Commercial Bank                          20,000                 50,045

Kookmin Bank                                       65,009                 157,994

Shinhan Bank (a)                                   35,000                 81,287

                                                                          448,177

CREDIT & OTHER FINANCE - 0.8%

Samsung Securities Co. Ltd.                        36,032                 180,063

INSURANCE - 6.3%

Samsung Fire & Marine Insurance                    7,500                  1,456,048

SECURITIES INDUSTRY - 2.2%

Daewoo Securities Co. Ltd. (a)                     30,000                 130,505

Dongwon Securities Co. Ltd.                        30,000                 113,464

Shin Young Securities Co.                          50,000                 276,829

                                                                          520,798

TOTAL FINANCE                                                             2,605,086

HEALTH - 17.9%

DRUGS & PHARMACEUTICALS - 7.9%

Korea Green Cross Corp.                            8,347                  183,655

Suheung Capsule Co. Ltd.                           123,350                1,640,822

                                                                          1,824,477

MEDICAL EQUIPMENT & SUPPLIES - 10.0%

Medison Co. Ltd.                                   220,000                2,182,993

Medison Co. Ltd. rights 10/29/98 (a)               20,009                 56,254

Shinhung Co. Ltd.                                  10,000                 82,330

                                                                          2,321,577

TOTAL HEALTH                                                              4,146,054

INDUSTRIAL MACHINERY & EQUIPMENT - 1.7%

Daewoo Heavy Industries Ltd.                       70,000                 236,815

Han Kuk Carbon Co.                                 7,000                  157,037

                                                                          393,852

COMMON STOCKS - CONTINUED

                                                  SHARES                 VALUE (NOTE 1)

MEDIA & LEISURE - 0.5%

LODGING & GAMING - 0.5%

Hotel Shilla Co. (a)                               30,000                $ 115,621

NONDURABLES - 4.7%

FOODS - 4.7%

Cheil Jedang Corp.                                 22,250                 382,365

Nong Shim Co. Ltd.                                 18,000                 711,846

                                                                          1,094,211

RETAIL & WHOLESALE - 0.3%

GENERAL MERCHANDISE STORES - 0.3%

Shinsegae Department Store                         10,000                 82,330

SERVICES - 4.1%

S1 Corp.                                           8,218                  951,355

TECHNOLOGY - 20.4%

COMMUNICATIONS EQUIPMENT - 4.0%

Sindoricoh Co. Ltd.                                40,000                 918,928

ELECTRONICS - 16.4%

Dae Duck Electronics Co. Ltd.                      18,080                 1,053,014

Hyundai Electronics Industries Co. Ltd. (a)        20,000                 385,403

Mirae Corp.                                        251,321                343,347

Samsung Display Devices Co.                        9,000                  210,318

Samsung Display Devices Co. rights 10/12/98 (a)    1,207                  8,245

Samsung Electronics Co. Ltd.                       66,045                 1,804,572

                                                                          3,804,899

TOTAL TECHNOLOGY                                                          4,723,827

TRANSPORTATION - 0.4%

AIR TRANSPORTATION - 0.4%

Dongyang Express Corp.                             5,500                  18,835

Korean Air (a)                                     30,000                 80,892

                                                                          99,727

UTILITIES - 14.2%

CELLULAR - 2.5%

SK Telecom Ltd.                                    1,236                  579,940

COMMON STOCKS - CONTINUED

                                                  SHARES                 VALUE (NOTE 1)

UTILITIES - CONTINUED

ELECTRIC UTILITY - 11.7%

Korea Electric Power Corp.                         195,000               $ 2,706,088

TOTAL UTILITIES                                                           3,286,028

TOTAL COMMON STOCKS                                          22,315,854
(Cost $34,701,009)


CASH EQUIVALENTS - 3.7%



Taxable Central Cash Fund (b)           852,417                 852,417
(Cost $852,417)

TOTAL INVESTMENT IN SECURITIES - 100%            $ 23,168,271
(Cost $35,553,426)

LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.36%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At September 30, 1998, the aggregate cost of investment securities for income tax purposes was $36,540,077. Net unrealized depreciation aggregated $13,371,806, of which $2,527,728 related to appreciated investment securities and $15,899,534 related to depreciated investment securities.
At September 30, 1998, the fund had a capital loss carryforward of approximately $17,677,000 of which $3,725,000, $2,506,000 and
$11,446,000 will expire on September 30, 2004, 2005, and 2006, respectively.
The fund intends to elect to defer to its fiscal year ending September 30, 1999 approximately $19,783,000 of losses recognized during the period November 1, 1997 to September 30, 1998.
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
                                                                   SEPTEMBER 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $35,553,426) - SEE              $ 23,168,271
ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                           52,687

DIVIDENDS RECEIVABLE                                                      991

INTEREST RECEIVABLE                                                       3,638

DEFERRED ORGANIZATION EXPENSES                                            33,778

 TOTAL ASSETS                                                             23,259,365

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                     $ 144,048

PAYABLE FOR INVESTMENTS PURCHASED                              149,861

ACCRUED MANAGEMENT FEE                                         18,968

OTHER PAYABLES AND ACCRUED EXPENSES                            31,781

 TOTAL LIABILITIES                                                        344,658

NET ASSETS                                                               $ 22,914,707

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                          $ 73,746,641

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                     (38,446,975)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 (12,384,959)
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 6,243,381 SHARES OUTSTANDING                             $ 22,914,707

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                  $3.67
SHARE ($22,914,707 (DIVIDED BY) 6,243,381 SHARES)



STATEMENT OF OPERATIONS
                                                     YEAR ENDED SEPTEMBER 30, 1998

INVESTMENT INCOME                                                        $ 257,475
DIVIDENDS

INTEREST                                                                  76,629

                                                                          334,104

LESS FOREIGN TAXES WITHHELD                                               (42,760)

 TOTAL INCOME                                                             291,344

EXPENSES

MANAGEMENT FEE                                            $ 267,339

TRANSFER AGENT FEES                                        11,210

ADMINISTRATION FEES AND EXPENSES                           53,502

DIRECTOR'S COMPENSATION                                    55,168

CUSTODIAN FEES AND EXPENSES                                67,644

AUDIT                                                      77,334

LEGAL                                                      12,572

AMORTIZATION OF ORGANIZATION EXPENSES                      31,500

MISCELLANEOUS                                              46,591

 TOTAL EXPENSES BEFORE REDUCTIONS                          622,860

 EXPENSE REDUCTIONS                                        (4,638)        618,222

NET INVESTMENT INCOME (LOSS)                                              (326,878)

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     (24,672,783)

 FOREIGN CURRENCY TRANSACTIONS                             (31,345)       (24,704,128)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     2,633,594

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES              68             2,633,662

NET GAIN (LOSS)                                                           (22,070,466)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                          $ (22,397,344)
FROM OPERATIONS



STATEMENT OF CHANGES IN NET ASSETS
                                                             YEAR ENDED     YEAR ENDED
                                                             SEPTEMBER 30,  SEPTEMBER 30,
                                                             1998           1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                   $ (326,878)    $ (318,430)
NET INVESTMENT INCOME (LOSS)

 NET REALIZED GAIN (LOSS)                                     (24,704,128)   (7,744,899)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)         2,633,662      (7,532,400)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING              (22,397,344)   (15,595,729)
FROM OPERATIONS

SHARE TRANSACTIONS

 COMMON STOCKS ISSUED THROUGH RIGHTS OFFERING NET OF SALES    -              13,726,456
LOAD AND OFFERING EXPENSES

  TOTAL INCREASE (DECREASE) IN NET ASSETS                     (22,397,344)   (1,869,273)

NET ASSETS

 BEGINNING OF PERIOD                                          45,312,051     47,181,324

 END OF PERIOD                                               $ 22,914,707   $ 45,312,051

OTHER INFORMATION                                             -              1,836,288
SHARES SOLD




FINANCIAL HIGHLIGHTS
     YEARS ENDED SEPTEMBER 30,                                                OCTOBER 31, 1994
                                                                              (COMMENCEMENT
                                                                              OF OPERATIONS) TO
                                                                              SEPTEMBER 30,

                                           1998       1997         1996       1995
SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD       $ 7.26     $ 10.71      $ 12.62    $ 14.10

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS) F             (.05)      (.06)        (.08)      (.02)

 NET REALIZED AND UNREALIZED GAIN (LOSS)    (3.54)     (3.14)       (1.83)     (1.30)

 TOTAL FROM INVESTMENT OPERATIONS           (3.59)     (3.20)       (1.91)     (1.32)

DILUTION RESULTING FROM COMMON STOCK        -          (.19)        -          -
ISSUED THROUGH RIGHTS OFFERING

OFFERING EXPENSES                           -          (.06)        -          (.16)

NET ASSET VALUE, END OF PERIOD             $ 3.67     $ 7.26       $ 10.71    $ 12.62

MARKET VALUE, END OF PERIOD                $ 3.438    $ 6.875      $ 10.500   $ 11.125

TOTAL RETURN B, C                           (50.00)%   (31.23)% D   (5.62)%    (25.83)% D
MARKET VALUE H

 NET ASSET VALUE E, G                       (49.45)%   (28.08)%     (15.13)%   (10.50)%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)    $ 22,915   $ 45,312     $ 47,181   $ 55,603

RATIO OF EXPENSES TO AVERAGE NET ASSETS     2.32%      1.88%        1.80%      1.88% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS     2.30% I    1.88%        1.79% I    1.88% A
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME (LOSS) TO    (1.22)%    (.64)%       (.68)%     (.19)% A
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE                     65%        51%          28%        25% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D TOTAL MARKET VALUE RETURN INCLUDES THE EFFECT OF THE SALES LOAD PAID IN CONNECTION WITH THE INITIAL PUBLIC OFFERING AND RIGHTS OFFERING.
E TOTAL RETURN BASED ON NET ASSET VALUE REFLECTS THE EFFECT OF CHANGES IN THE NET ASSET VALUE ON THE PERFORMANCE OF THE FUND, AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THIS PERCENTAGE IS NOT AN INDICATION OF THE PERFORMANCE OF SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON THE MARKET VALUE DUE TO DIFFERENCES BETWEEN THE MARKET PRICE OF THE STOCK AND THE NET ASSET VALUE OF THE FUND.
F NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G TOTAL NET ASSET VALUE RETURN DOES NOT INCLUDE THE EFFECT OF DILUTION OR SALES LOAD.
H TOTAL RETURN BASED ON MARKET VALUE REFLECTS THE EFFECT OF CHANGES IN THE FUND'S MARKET VALUE AND ASSUMES DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the year ended September 30, 1998


1. SIGNIFICANT ACCOUNTING
POLICIES.
Fidelity Advisor Korea Fund, Inc. (the fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified closed-end management investment company.
There are 100,000,000 shares of $.001 par value common stock authorized. The Board of Directors of the fund may, in the first calendar quarter of each year and, under certain circumstances, conduct a tender offer to repurchase a maximum of ten percent of the fund's outstanding shares of common stock at a price equal to the net asset value per share at the time of repurchase.
In January 1997, the fund completed a rights offering, including the exercise of an over-allotment option, resulting in the issuance of an additional 1,836,288 shares of common stock. Each shareholder was issued one right for each share of the fund's common stock held as of November 15, 1996, the record date. For every three rights issued, shareholders were entitled to purchase one new share of the fund's common stock at a subscription price of $7.96 per share.
The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $157,276 are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Pursuant to the fund's Dividend Reinvestment and Cash Purchase Plan (the Plan), shareholders may elect to have all distributions automatically reinvested in fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value. If the net asset value is less than 95% of the market price on the valuation date, then shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date, or if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of the fund shares at such time, the Plan Agent will purchase shares of stock valued at market price on the valuation date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED
distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
The fund invests in new securities offered by some foreign companies by making applications in the public offerings. The full or a portion of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount plus the remaining amount of issue price is recorded as cost of investments.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission(the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES
OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $17,664,297 and $16,854,347, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of 1.00% of the fund's average net assets.
ADVISER FEE. FMR and the fund entered into an investment advisory agreement with Fidelity International Investment Advisors (FIIA), an affiliate of FMR, pursuant to which FIIA is responsible for the management of the fund's portfolio in accordance with the fund's investment policies and for making decisions to buy or sell securities. FMR pays FIIA a portion of its management fee.
SUB-ADVISER FEE. FIIA, on behalf of the fund, has entered into a sub-advisory agreement with Fidelity Investments Japan Limited (FIJ), an affiliate of FMR, to provide advisory services concerning fund assets invested in Japanese and other securities. FIIA pays FIJ a portion of its fee based on the assets managed by FIJ.
ADMINISTRATIVE FEE. Fidelity Service Company, Inc. (FSC), a division of FMR Corp., has entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FSC receives a monthly fee at an annual rate of .20% of the fund's average net assets.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $4,638 under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Fidelity Advisor Korea
Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund Inc. at September 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. PricewaterhouseCoopers LLP
Boston, Massachusetts
November 6, 1998
DIVIDENDS AND DISTRIBUTIONS
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN


The fund intends to distribute annually to shareholders substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains at least annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the fund, shareholders may elect to have all distributions automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in fund shares, pursuant to the Plan. Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent. Shareholders who would like additional information regarding the Plan or wish to have distributions automatically reinvested should notify the fund, c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the fund declare an income dividend or a capital gains distribution payable either in the fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then new shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, then the next preceding trading day. If the net asset value exceeds the market price of fund shares at such time, or if the fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.
Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase fund shares in the open market on or about February 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date as specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions and voluntary cash payments will be paid by the fund. There will be no brokerage charges with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant's account will be charged a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
The reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.
If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds. Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to see what is the best arrangement for you to participate in the Plan. Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the fund or Plan Agent by at least 30 days written notice to all participants in the Plan. All correspondence concerning the Plan should be directed c/o the Plan Agent for Fidelity Advisor Korea Fund, Inc., at Two Heritage Drive, Quincy, Massachusetts 02171.
OTHER FUND INFORMATION


All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
RIGHTS OFFERING. In January 1997, the fund completed a rights offering to holders of the fund's common stock. The primary rights offering was oversubscribed and, pursuant to the terms of the offering, the Board of Directors of the fund determined to exercise the offering's over-allotment option. Through the primary rights offering and the exercise of the over-allotment option, a total of 1,836,288 new shares were acquired by holders of the fund's common stock.
FOREIGN OWNERSHIP LIMIT CHANGE. Korean law that previously restricted foreign ownership of Korean stocks has been significantly amended to eliminate all investment limits on foreign portfolio investments other than on certain public- interest corporations, notably Korea Electric Power Corp. and other defense-related or similar national interest corporations.
CUSTODIAN. The Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York 10036, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of the subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the fund or in deciding which securities are purchased or sold by the fund. However, the fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets of the fund in connection with pooled repurchase agreement transactions.
ADDRESS
Fidelity Advisor Korea Fund, Inc.
82 Devonshire Street
Boston, MA
1-800-426-5523
INVESTMENT MANAGER
Fidelity Management &
Research Company
Boston, MA
INVESTMENT ADVISER
Fidelity International
Investment Advisors
Pembroke, Bermuda
SUB-ADVISER
Fidelity Investments Japan Limited
Tokyo, Japan
DIRECTORS AND OFFICERS
Edward C. Johnson 3d,
Director and President
Robert C. Pozen, Director and
Senior Vice President
Helmert Frans van den Hoven, Director
Edward H. Malone, Director
Bertram H. Witham, Jr., Director
David L. Yunich, Director
Robert Auld, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Gregory T. Merz, Assistant Secretary
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
LEGAL COUNSEL
Rogers & Wells
New York, NY
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Boston, MA
(registered trademark)